UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 27, 2010

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

AllianceBernstein Holding L.P. (“AllianceBernstein Holding”) is furnishing the news release it issued on October 27, 2010 announcing financial and operating results for the quarter ended September 30, 2010 (“3Q10 Release”).  The 3Q10 Release is attached hereto as Exhibit 99.01.

AllianceBernstein Holding is furnishing its Third Quarter 2010 Review, dated October 28, 2010 (“3Q10 Review”).  The 3Q10 Review is attached hereto as Exhibit 99.02.

AllianceBernstein Holding is furnishing a transcript of its conference call with analysts relating to the 3Q10 Release and the 3Q10 Review (“3Q10 Transcript”).  The call took place on October 28, 2010.  The 3Q10 Transcript is attached hereto as Exhibit 99.03.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein Holding is furnishing the 3Q10 Release, which is attached hereto as Exhibit 99.01.

AllianceBernstein Holding is furnishing the 3Q10 Review, which is attached hereto as Exhibit 99.02.

AllianceBernstein Holding is furnishing the 3Q10 Transcript, which is attached hereto as Exhibit 99.03.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	3Q10 Release.

99.02	3Q10 Review.

99.03	3Q10 Transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: October 28, 2010	By:	/s/ John B. Howard
John B. Howard Chief Financial Officer